Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 29, 2021
Prospectus

The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the “Shareholder Information” section under the “Dividends and Capital Gain Distributions” heading.

The fund normally pays dividends in April, July, October and December and capital gain distributions in December.

AFOC-21-04 1.480125.217	October 1, 2021